================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FROM 8-K/A

                                CURRENT REPORT

                                Amendment No. 1

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               February 18, 1997
               --------------------------------------------------

                Date of Report (date of earliest event reported)

                            PURE ATRIA CORPORATION
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

       Delaware                    000-26212                     943141575
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S Employer
 incorporation of organization)                              identification No.)

                             18880 Homestead Road
                              Cupertino, CA 95014
                 ----------------------------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (408) 863-9900

================================================================================

      The Registrant hereby amends Item 7 of its Current Report on Form 8-K filed February 18, 1997 in its entirety to read as follows:


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

             The following financial statements and exhibits are filed as part of this report where indicated.

     (a) Financial statements of business acquired, prepared pursuant to Rule 3.05 Regulation S-X:

             Unaudited condensed balance sheet as of December 31, 1996 and unaudited condensed statements of operations and cash flows for the three months ended December 31, 1996.

             Notes to Unaudited Condensed Financial Statements.

             The audited Balance Sheet as of September 30, 1996, the related audited statements of operations, common stockholders' equity (deficit) and cash flows for the period from inception (November 1, 1995) through September 30, 1996 and the related independent auditors' report are incorporated herein by reference from the Registrant's Registration Statement on Form S-4, Registration No. 333-19319 ("the Registrant's 1997 S-4").

     (b) Pro Forma Financial Information required pursuant to Article II of Regulation S-X.

             The Pro Forma Financial Information required to be filed pursuant to Item 7(b) of Form 8-K are incorporated herein by reference from Registrant's 1997 S-4.

     (c)     Exhibits:
             --------

             2.1 Agreement and Plan of Reorganization dated as of November 17, 1996, with exhibits (which is incorporated herein by reference to Registrant's 1997 S-4).

             2.2 Certificate of Merger dated January 31, 1997, filed with the Secretary of State of Delaware on January 31, 1997.

             Previously filed.

             23.1 Consent of Price Waterhouse LLP.

             Previously filed.

                          INTEGRITY QA SOFTWARE, INC.
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                       UNAUDITED CONDENSED BALANCE SHEET

                                                                  DECEMBER 31,
                                                                      1996
                                                                  -------------
                             ASSETS
Current assets:
  Cash...........................................................  $   438,300
  Prepaid deposits and other current assets......................       53,700
                                                                   -----------
    Total current assets.........................................      492,000
Property and equipment, net......................................      166,500
Other assets.....................................................        9,400
                                                                   -----------
    Total assets.................................................  $   667,900
                                                                   ===========
   LIABILITIES, REDEEMABLE SECURITIES AND COMMON STOCKHOLDERS'
                        EQUITY (DEFICIT)
Current liabilities:
  Accounts payable and accrued liabilities.......................  $    60,100
  Current portion of capitalized lease obligations...............       40,300
  Current portion of notes payable...............................       33,000
                                                                   -----------
    Total current liabilities....................................      133,400
Capitalized lease obligations, net of current portion............       99,300
Notes payable, net of current portion............................       47,100
Commitments (Note 9)
Redeemable Series A Preferred Stock; $0.001 par value; 5,000,000
 shares authorized, 2,025,000 shares issued and outstanding......    2,540,500
Redeemable warrants on Series A Preferred Stock..................       21,600
Common Stock, $0.001 par value; 10,000,000 shares authorized,
 2,250,000 shares issued and outstanding.........................        2,200
Deficit accumulated during development stage.....................   (2,176,200)
                                                                   -----------
    Total liabilities, redeemable securities and common
     stockholders' equity (deficit)..............................  $   667,900
                                                                   ===========


          See accompanying notes to condensed financial statements.

                          INTEGRITY QA SOFTWARE, INC.
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                  UNAUDITED CONDENSED STATEMENT OF OPERATIONS

                                                                Three Months        Cumulative from
                                                                  Ended           Inception (November
                                                                December 31,       1995) to December
                                                                   1996                 31, 1996
                                                               -------------      ------------------
Operating expenses:
  Research and development                                      $   244,900         $   886,700
  General and administrative                                        209,400             758,100
                                                                -----------         -----------
Loss from development stage operations                             (454,300)         (1,644,800)
Interest expense, net                                                (8,700)             17,600
                                                                -----------         -----------
Net loss                                                           (463,000)         (1,627,200)
Accretion on redeemable Series A Preferred Stock and warrants      (137,800)           (549,000)
                                                                -----------         -----------
Net loss attributable to common stock                           $  (600,800)        $(2,176,200)
                                                                ===========         ===========
Per share data:
Net loss                                                        $     (0.21)        $     (0.72)
Accretion on redeemable Series A Preferred Stock and warrants         (0.06)              (0.25)
                                                                -----------         -----------
Net loss attributable to common stock                           $     (0.27)        $     (0.97)
                                                                ===========         ===========
Weighted average shares outstanding - primary and fully
 diluted                                                          2,250,000           2,250,000
                                                                ===========         ===========

          See accompanying notes to condensed financial statements.

                          INTEGRITY QA SOFTWARE, INC.
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                  UNAUDITED CONDENSED STATEMENT OF CASH FLOWS

                                                                  THREE MONTHS         Cumulative from
                                                                      ENDED          Inception (November
                                                                  DECEMBER 31,            1995) to
                                                                      1996           December 31, 1996
                                                                  -------------      ------------------
Cash Flows from Operating Activities:
 Net loss........................................................  $  (463,000)        $(1,627,200)
 Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization..................................       15,500              46,200
  Changes in assets and liabilities:.............................
   Prepaid deposits and other current assets.....................      (26,100)            (53,700)
   Accrued liabilities...........................................       18,300              60,100
   Other assets..................................................           --              (9,400)
                                                                   -----------         -----------
    Net cash used in operating activities........................     (455,300)         (1,584,000)
                                                                   -----------         -----------
Cash Flows from Investing Activities:
 Purchases of property and equipment.............................       (1,400)            (24,800)
                                                                   -----------         -----------
    Net cash used in investing activities........................       (1,400)            (24,800)
                                                                   -----------         -----------
Cash Flows from Financing Activities:
 Principal payments on capital lease obligations.................      (19,800)            (33,300)
 Principal payments on notes payable.............................       (2,400)            (25,100)
 Net proceeds from issuance of Series A Preferred stock..........           --           1,998,100
 Net proceeds from issuance common stock.........................           --               2,200
 Proceeds from notes payable.....................................           --             105,200
                                                                   -----------         -----------
    Net cash (used in) provided by financing activities..........      (22,200)          2,047,100
                                                                   -----------         -----------
Net (decrease) increase in cash..................................     (478,900)            438,300
Cash at beginning of period......................................      917,200                  --
                                                                   -----------         -----------
Cash at end of period............................................  $   438,300         $   438,300
                                                                   ===========         ===========
Supplemental Disclosure of Noncash Investing and Financing
 activities:
 Acquisition of property and equipment through capital leases
  and warrants...................................................       20,900             187,900
                                                                   ===========         ===========
 Accretion on redeemable securities..............................  $   137,800             549,000
                                                                   ===========         ===========

          See accompanying notes to condensed financial statements.

                          Integrity QA Software, Inc.
                      (A Company in the Development Stage)


               NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

(1) Basis of Presentation

     The unaudited condensed financial statements included herein reflect all adjustments, consisting only of normal recurring adjustments, which in the opinion of management are necessary to fairly state Integrity QA Software, Inc.'s (the "Company") condensed financial position, the results of its operations, and its cash flows for the period presented.

     These financial statements should be read in conjunction with the audited financial statements as of September 30, 1996 and for the period from inception (November 1, 1995), through September 30, 1996, included in Pure Atria Corporation's registraton statement on Form S-4 (No. 333-19319) as filed with the Securities and Exchange Commission. The results of operations for the period ended December 31, 1996 are not necessarily indicative of the results to be expected for any subsequent quarter.

(2) Per Share Data

     Per share data is computed based on the weighted average number of shares outstanding of common stock and dilutive common equivalent shares from stock options, warrants and convertible preferred stock using the treasury stock method.

(3) Subsequent Event

     On January 31, 1997, the Company was acquired by Pure Atria Corporation (Pure Atria) pursuant to an Agreement and Plan of Reorganization executed on November 17, 1996. An aggregate of 1,237,228 shares of Pure Atria Common Stock were issued (including Pure Atria Common Stock to be reserved for issuance upon exercise of the Company's options to be assumed by Pure Atria) in exchange for
(i) all of the issued and outstanding capital stock of the Company and (ii) all unexpired and unexercised stock options and warrants to acquire capital stock of the Company. Each outstanding share of the Company's Series A preferred stock was converted into a right to receive (i) $6.50 in cash and (ii) that fraction of a share of the Pure Atria's common stock obtained by dividing $6.50 by the average of the closing prices of the Pure Atria's common stock as quoted on the Nasdaq National Market for the five trading days immediately preceding the closing date of the acquisition. Each outstanding share of the Company common stock was converted into a right to receive that fraction of a share of the Pure Atria's common stock obtained by dividing $6.3254 by the average of the closing prices of the Pure Atria's common stock as quoted on the Nasdaq National Market for the five trading days immediately preceding the closing date of the acquisition. Each outstanding warrant to purchase shares of the Company's preferred stock and each outstanding option to purchase the Company's common stock was assumed by Pure Atria after giving effect to the applicable exchange ratio.

      Pursuant to this requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PURE ATRIA CORPORATION


May 13, 1997                         /s/ W. Geoffrey Stein
                                        ------------------
                                        W. Geoffrey Stein
                                        Vice President and General Counsel